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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  June 12, 1997



                   ContiMortgage Home Equity Loan Trust 1997-3
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           New York                  333-19427            Application Pending
 ----------------------------       ------------          -------------------
(State or Other Jurisdiction)       (Commission            (I.R.S. Employer
      of Incorporation)             File Number)           Identification No.)


c/o Manufacturers & Traders Trust Company
              One M&T Plaza
               Buffalo, NY                                       14240
-------------------------------------------                   ------------
           (Address of Principal                               (Zip Code)
           Executive Offices)


        Registrant's telephone number, including area code (716) 842-4217


                                    No Change
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Loans

     ContiSecurities Asset Funding Corp. registered issuances of up to $5,000,000,000 principal amount of Asset Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S -3 (Registration File No. 333-19427) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, ContiMortgage Home Equity Loan Trust 1997-3 (the "Registrant" or the "Trust") issued $1,265,000,000 in aggregate principal amount of its Home Equity Pass-Through Certificates, Series 1997-3 (the "Certificates"), on June 12, 1997. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Certificates, the forms of which were filed as Exhibits to the Registration Statement.

     The Certificates were issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") attached hereto as Exhibit 4.1, dated as of June 1, 1997, among ContiSecurities Asset Funding Corp. (the "Depositor"), ContiMortgage Corporation (the "Company"), as a seller and servicer (the "Servicer"), ContiWest Corporation, as a seller and Manufacturers and Traders Trust Company, in its capacity as trustee (the "Trustee"). The Certificates consist of the following classes: the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11IO Certificates (collectively, the "Class A Certificates"), Class M-1F and M-1A Certificates (the "Class M-1 Certificates") Class M-2F and Class M-2A Certificates (the "Class M-2 Certificates" and collectively with the Class M-1 Certificates, the "Mezzanine Certificates"), the Class B-1F and Class B-1A Certificates (the "Class B Certificates"), the Class C Certificates (the "Class C Certificates") and the Class R Certificates (the "Class R Certificates" and, together with the Class A Certificates, the Mezzanine Certificates, the Class B Certificates and the Class C Certificates, the "Certificates"). Only the Class A Certificates, the Mezzanine Certificates and the Class B Certificates (collectively, the "Offered Certificates") were offered pursuant to the Registration Statement. The Certificates evidence, in the aggregate, 100% of the undivided beneficial ownership interests in the Trust.

     The assets of the Trust initially include a pool of closed-end home equity loans (the "Home Equity Loans") secured by mortgages or deeds of trust primarily on one-to-four family residential properties. Interest distributions on the Offered Certificates are based on the Certificate Principal Balance thereof and the applicable Pass-Through Rate thereof. The Pass-Through Rates for the Offered Certificates are as follows: Class A-1, 6.42%; Class A-2, 6.51%; Class A-3, 6.68%; Class A-4, 6.82%; Class A-5, 7.01%; Class A-6, 7.13%; Class A-7, 7.28%;
Class A-8, 7.58%; Class A-9, 7.12%; Class A-10, a variable rate as described in the Pooling and Servicing Agreement; Class A-11IO, 8.50%; Class M-1F, 7.31%; Class M-1A, a variable rate as described in the Pooling and Servicing Agreement; Class M-2F, 7.55%; Class M-2A, a variable rate as described in the Pooling and Servicing Agreement; Class B-1F, 7.89% and Class B-1A, a variable rate as described in the Pooling and Servicing Agreement. The Offered Certificates have initial aggregate principal amounts as follows: Class A-1, $130,000,000; Class A-2, $135,000,000; Class A-3, $215,000,000; Class A-4, $73,000,000; Class A-5,
$71,000,000; Class A-6, $36,000,000; Class A-7, $65,000,000; Class A-8,

$38,600,000; Class A-9, $68,000,000; Class A-10, $259,200,000; Class M-1F,
$54,337,000; Class M-2A, $25,600,000; Class M-2F, $49,613,000; Class M-2A,
$20,000,000; Class B-1F, $9,450,000 and Class B-1A, $15,200,000. The Class
A-11IO does not have any principal amount and payments on the Class A-11IO are based on a Notional Certificate Principal Balance which is equal to the outstanding principal balance of the Class A-9.

     As of the Cut-Off Date, the Home Equity Loans possessed the characteristics described in the Prospectus dated February 19, 1997 and the Prospectus Supplement dated June 5, 1997 filed pursuant to Rule 424(b)(5) of the Act on June 11, 1997. In such Prospectus Supplement, the Depositor committed to provide a description of the pool of Home Equity Loans, including loans acquired between the Cut-Off Date and the Closing Date in a current report on Form 8-K. Such description is attached hereto as Exhibit 99.1

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Not applicable

(b)  Not applicable

(c)  Exhibits:


     1.1 Underwriting Agreement dated June 5, 1997, between ContiSecurities Asset Funding Corp. and Morgan Stanley & Co. Incorporated, as Representative of the Several Underwriters.

     4.1 Pooling and Servicing Agreement dated as of June 1, 1997, among ContiSecurities Asset Funding Corp., ContiMortgage Corporation, as a seller and the servicer, ContiWest Corporation, as a seller, and Manufacturers and Traders Trust Company, as trustee.

     99.1 Description of the Home Equity Loans as of the Closing Date (June 12,
          1997).

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-3

                              By: CONTISECURITIES ASSET FUNDING CORP., as Depositor

                              By:    /s/ James E. Moore
                                     ----------------------------------
                                     Name:  James E. Moore
                                     Title:  President

                              By:    /s/ Jerome M. Perelson
                                     ----------------------------------
                                     Name:  Jerome M. Perelson
                                     Title:  Vice President



Dated:  June 24, 1997

                                  EXHIBIT INDEX

Exhibit No.  Description                                            Page No.

    1.1      Underwriting Agreement dated June 5, 1997,
             between ContiSecurities Asset Funding Corp.
             and Morgan Stanley & Co. Incorporated, as
             Representative of the Several Underwriters.
                                                                    _________
    4.1      Pooling and Servicing Agreement dated as of
             June 1, 1997, among ContiSecurities Asset
             Funding Corp., ContiMortgage Corporation, as a
             seller and the servicer, ContiWest Corporation,
             as a seller, and Manufacturers and
             Traders Trust Company, as trustee.                     _________

   99.1      Description of the Home Equity Loans as of the
             Closing Date (June 12, 1997).                          _________